Exhibit 10.25

EXECUTION COPY

[FLEETCOR]

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of March 28, 2005, is entered into among FLEETCOR FUNDING LLC, a Delaware limited liability company (the “Company”), and each Originator party hereto (collectively, the “Originators”).

RECITALS

1. The parties hereto are parties to the Purchase and Sale Agreement, dated as of December 20, 2004 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendments to the Agreement.

(a) A new definition “PNC Prime Rate” is hereby added to Exhibit B to the Agreement, in the proper alphabetical order, as follows:

““PNC Prime Rate” means, with respect to any Purchaser, the rate of interest in effect for such day as publicly announced from time to time by the applicable Purchaser Agent (or applicable Related Committed Purchaser) as its “reference rate”. Such “reference rate” is set by the applicable Purchaser Agent based upon various factors, including the applicable Purchaser Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.”

(b) The definition of “Telerate Screen Rate” set forth in Exhibit B to the Agreement is hereby deleted in its entirety.

(c) Each reference to “Telerate Screen Rate” set forth in Exhibit B to the Agreement is hereby deleted and replaced with “PNC Prime Rate”.

(d) Section 3(a) of Exhibit B to the Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Prior to the Final Maturity Date, the aggregate unpaid Purchase Price from time to time outstanding during any Interest Period shall bear interest at the PNC Prime Rate; and”

(e) Section 5 of Exhibit B to the Agreement is hereby amended and restated in its entirety to read as follows:

“5. Basis of Computation. Interest accrued hereunder that is computed by reference to the PNC Prime Rate shall be computed for the actual number of days elapsed on the basis of a 365- or 366-day year.”

SECTION 3. Representations and Warranties. Each Originator hereby represents and warrants to the Company and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Originator of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Originator’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

FLEETCOR FUNDING LLC

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

S-1	Second Amendment to PSA (FleetCor)

ORIGINATORS:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

K&P FUEL, INC., as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

GASCARD, INC., as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

CFN HOLDING CO., as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

FLEETCOR TECHNOLOGIES, INC., as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

S-2	Second Amendment to PSA (FleetCor)

MANNATEC, INC., as an Originator

By:	/s/ Eric Dey
Name:	Eric Dey
Title:	Chief Financial Officer

S-3	Second Amendment to PSA (FleetCor)

Consented and Agreed:

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ John Smathers
Name:	John Smathers
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Majority Purchaser Agent

By:	/s/ John Smathers
Name:	John Smathers
Title:	Vice President

S-4	Second Amendment to PSA (FleetCor)